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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                     ---------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 9, 1996


                           MIDCOM COMMUNICATIONS INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                   WASHINGTON
         (STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)


                   000-26118                      91-1438806
           (COMMISSION FILE NUMBER)   (IRS EMPLOYER IDENTIFICATION NO.)


            1111 THIRD AVENUE, SUITE 1600, SEATTLE, WASHINGTON 98101
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                                 (206) 628-8000
               (REGISTRANT'S TELEPHONE NUMBER INCLUDING AREA CODE)



                               PAGE 1 OF 5 PAGES.
                            EXHIBIT INDEX AT PAGE 4.
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Item 5.  Other Events

NOTICE OF ANNOUNCEMENT OF TERMS OF UNREGISTERED OFFERING

         On September 6, 1996, MIDCOM Communications Inc. (the "Company") issued a press release under Securities and Exchange Commission Rule 135c giving notice of the terms of an unregistered private offering of an additional $12,743,000 of convertible subordinated notes due in 2003. The additional notes were issued as a result of the exercise by certain initial purchasers of an overallotment option in connection with the Company's previously announced private offering of $85,000,000 of convertible subordinated notes on August 22, 1996. The text of that press release is included with this report as Exhibit 99.1.




Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

                  (c)      Exhibits

                  99.1 Press release dated September 6, 1996, issued under Securities and Exchange Commission Rule 135c giving notice of the terms of an unregistered offering of convertible subordinated notes.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          MIDCOM COMMUNICATIONS INC.


         Dated:  September 9, 1996        By:  /S/ Paul P. Senio
                                             ----------------------------------
                                             Paul P. Senio
                                             Vice President and General Counsel


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                           MIDCOM COMMUNICATIONS INC.


                                  EXHIBIT INDEX
                          to Interim Report on Form 8-K

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
99.1     Press release dated September 6, 1996, issued under Securities     5
         and Exchange Commission Rule 135c, giving notice of the terms of an unregistered offering of convertible subordinated notes.


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